SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2004


                            HUB INTERNATIONAL LIMITED
             ______________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
                 ______________________________________________
                 (State or Other Jurisdiction of Incorporation)


               1-31310                               36-4412416
       ________________________          ____________________________________
       (Commission File Number)          (I.R.S. Employer Identification No.)


            55 EAST JACKSON BOULEVARD, CHICAGO, IL         60604
           ________________________________________      __________
           (Address of Principal Executive Offices)      (Zip Code)



                                 (877) 402-6601
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)


                                       n/a
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     Hub International Limited issued a press release on January 22, 2004, the full text of which is attached as Exhibit 99.1 and is incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         HUB INTERNATIONAL LIMITED
                                                      (Registrant)


Date:  January 22, 2004                 By: /s/ Martin P. Hughes
                                            ------------------------------------
                                      Name: Martin P. Hughes
                                     Title: Chairman and Chief Executive Officer




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                                  Exhibit Index


Exhibit No.                             Description

  99.1                                  Presss release dated January 22, 2004